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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2005

                             OCEAN SHORE HOLDING CO.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                0-51000               22-3584037
         -------------                -------               ----------
(State or other jurisdiction of     (Commission            (IRS Employer
incorporation or organization)       File Number)          Identification No.)

                1001 Asbury Avenue, Ocean City, New Jersey 08226
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (609) 399-0012
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE
            ------------------------

         On August 17, 2005, Ocean Shore Holding Co., the holding company for Ocean City Home Bank, announced that it has funded a trust that will purchase up to 171,794 shares, or approximately 2.0%, of the Company's outstanding common stock. Shares acquired by the trust will be used to fund restricted stock awards under the Company's 2005 Equity Based Incentive Plan. The press release is filed as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

         Exhibit 99.1 Press Release dated August 17, 2005.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       OCEAN SHORE HOLDING CO.




Date: August 17, 2005                  By: /s/ Steven E. Brady
                                           -------------------------------------
                                           Steven E. Brady
                                           President and Chief Executive Officer